UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)           October 31, 2007
WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Republic of Panama
(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660

(Commission File Number)	(IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama

(Address of Principal Executive Offices)	(Zip Code)
+50-7-213-0947
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Transcript of the Registrant's November 1, 2007 Conference Call

Item 2.02. Results of Operations and Financial Condition.
          On October 31, 2007, the Registrant issued a press release announcing, among other things, third quarter 2007 results. A copy of the press release dated October 31, 2007, is attached as Exhibit 99.1 to this Form 8-K.
          On November 1, 2007, the Registrant participated in a telephone conference call relating to the press release. A transcript of the conference call is attached as Exhibit 99.2 to this Form 8-K.
          This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are furnished herewith:
99.1	Press release dated October 31, 2007, issued by the Registrant.

99.2	Transcript of the Registrant’s November 1, 2007 conference call.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	WILLBROS	GROUP, INC.

Date: November 6, 2007	By:	/s/ Dennis G. Berryhill

Dennis G. Berryhill
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 31, 2007, issued by the Registrant.

99.2	Transcript of the Registrant’s November 1, 2007 conference call.

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